                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                                                  March 11, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

     Re:  Master Repurchase Agreements Waiver

     Reference is made to those certain Master  Repurchase  Agreements listed on
Schedule I attached hereto (the  "Agreements").  Capitalized  terms used in this letter agreement  without  definition have the meanings  ascribed to them in the
Agreements.

     Effective  as of the date  hereof  and until  April 11,  2008 (the  "Waiver
Period") and subject to the limitations set forth herein, each Buyer hereby:

     A.   1.   Agrees not to enforce the  requirements  for NovaStar  Financial,
               Inc. ("NFI") to maintain a required  Adjusted  Tangible Net Worth under the Agreements;

          2.   Waives  any  breach  and/or  any  event  of  default  that  would otherwise  arise under the  Agreements  solely as a result of the failure of NFI to have the required  Adjusted  Tangible Net Worth specified in the Agreements; or

          3.   Agrees that in the Monthly Certificates delivered by NFI, NFI may carve-out  the  certification  solely  relating  to the  Adjusted
               Tangible Net Worth for the  previous  month and each Buyer hereby waives any breach  and/or event of default  that would  otherwise arise under the Agreements as a result of such carve-out from the
               Monthly Certifications.

     B.   1.   Agrees,  during the Waiver Period, not to enforce the requirement that NovaStar  Financial,  Inc. ("NFI") maintain  Liquidity in an
               amount  not  less  than   $30,000,000  as  specified   under  the

                                                                 EXECUTION COPY

               Agreements;  provided  that  NFI  agrees  to  maintain  Liquidity
               (taking  into  account  required  haircuts) in an amount not less than $15,000,000;

          2.   Waives  any  breach  and/or  any  event  of  default  that  would otherwise  arise under the  Agreements  solely as a result of the failure of NFI to maintain  Liquidity  in an amount not less than
               $30,000,000 during the Waiver Period; provided that NFI maintains
               Liquidity  in an amount  not less  than  $15,000,000  during  the
               Waiver Period;

          3.   Agrees that in the Monthly  Certificates  delivered by NFI during the Waiver Period,  NFI may carve-out from the  certification the requirement  to  maintain  Liquidity  in an amount  not less than
               $30,000,000  for the  previous  month;  provided  that NFI  shall maintain  Liquidity  in an amount not less than  $15,000,000  for such month and shall certify that it has  maintained  such amount in the Monthly Certification.

Notwithstanding  anything  to the  contrary  herein,  all parties  bound  herein acknowledge  and agree that the Buyers,  shall retain all rights and remedies in order to  enforce  any Event of  Default  or other  breach  contemplated  by the
Agreements.

     Notwithstanding the occurrence and continuance of NFI's failure to maintain the required  Adjusted  Tangible Net Worth or maintenance of Liquidity under the
Agreements  described  above,  each  Buyer is  willing  to waive  certain of its rights;  provided that each Buyer reserves the right to  unilaterally  terminate this  letter  agreement  on or prior to April 11,  2008,  without  notice to any party,  based upon the  occurrence of any Event of Default or breach that occurs under the Agreements on or after the date hereof other than the Event of Default expressly  waived by the Buyers herein.  Either Buyer's exercise of the right to terminate this letter agreement shall be effective as to both Buyers.

     Each  Buyer  hereby  expressly  reserves  all  other  rights  and  remedies available to it under the Agreements, and all rights, remedies, obligations, and liabilities  created or evinced  thereby with respect to future  breaches of, or
Defaults or Events of Default under,  the  Agreements.  Except as stated herein, the  Buyers  shall not be deemed to have  waived or  modified  any of its rights hereunder or under any other  agreement,  instrument or paper signed by NovaStar
Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC,  NovaStar  Certificates
Financing Corporation,  NFI Repurchase Corporation,  NMI Repurchase Corporation,
NMI  Property  Financing,  Inc.,  HomeView  Lending,  Inc.,  NFI and NFI Holding
Corporation  (collectively,  the  "NovaStar  Parties")  unless  such  waiver  or modification  is in  writing  and  signed by the  Buyers.  Except  as  expressly provided herein, no failure or delay on the part of the Buyers in exercising any right,  power or remedy  hereunder or any of the  Agreements  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any such  right, power or remedy preclude any other or further  exercise  thereof or the exercise of any other right,  power or remedy  hereunder.  This letter

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agreement  shall be  construed in  accordance  with the laws of the State of New
York, and the obligations, rights and remedies of the parties hereunder shall be determined  in  accordance  with the laws of the State of New York except to the extent  preempted by federal law. Any  provision  hereof which is  prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the
remaining   provisions   hereof  or  thereof  or   affecting   the  validity  or
enforceability of such provision in any other jurisdiction.

     The Sellers shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in  connection  with the  preparation,  execution and delivery of this letter agreement (including,  without limitation,  the fees and expenses of counsel for the Buyers).

     This letter agreement may be executed in any number of  counterparts,  each of which (including any copy hereof delivered by facsimile) shall constitute one and the same  original  instrument,  and either  party  hereto may execute  this letter agreement by signing any such counterpart.

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                                                                 EXECUTION COPY

                                       Very truly yours,

                                       Wachovia Bank, N.A., as Buyer

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:   Andrew W. Riebe
                                       Title:  Director

                                       Wachovia Investment Holdings, LLC, as Buyer

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:   Goetz Rokahr
                                       Title:  Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NovaStar Certificates Financing LLC, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NovaStar Certificates Financing Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NFI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NMI Repurchase Corporation, as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NMI Property Financing, Inc., as Seller

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

HomeView Lending, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NovaStar Financial, Inc., as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

NFI Holding Corporation, as Seller and Guarantor

By:  /s/ Rodney E. Schwatken
   --------------------------------------
Name:   Rodney E. Schwatken
Title:  SVP, Chief Financial Officer and Secretary

                                   SCHEDULE I

1. Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc, NovaStar Financial Inc., NFI Holding  Corporation
and NovaStar Mortgage Inc.

2. Master Repurchase Agreement (2007  Non-investment  Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

3. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment  Grade Securities  Agreement"),  among Wachovia Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4.  Master  Repurchase  Agreement  (New York)  dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.